Exhibit 99.2

HORIZON PHARMA, INC.

EXECUTIVE EMPLOYMENT AND TRANSITION AGREEMENT

This Executive Employment and Transition Agreement (“Transition Agreement”), replaces and supersedes that certain Amended and Restated Executive Employment Agreement (the “Employment Agreement”) dated July 27, 2010 and that certain First Amendment to Amended and Restated Executive Employment Agreement (the “First Amendment”) dated January 16, 2014 (collectively the “Prior Agreements”), by and among Horizon Pharma, Inc., a Delaware corporation, and its wholly owned subsidiary, Horizon Pharma USA, Inc., a Delaware corporation (hereinafter referred to together as the “Company”), and Robert J. De Vaere (the “Executive”). This Transition Agreement shall become effective on the “Effective Date” specified in Section 10 below.

RECITALS

WHEREAS, the Company and the Executive have previously entered into the Prior Agreements and the Executive has provided exceptional service pursuant to the Prior Agreements that has materially enhanced the performance and value of the Company;

WHEREAS, the Prior Agreements may be amended with the written agreement of the Company and the Executive;

WHEREAS, the Company and the Executive desire to provide continuity and efficiency in connection with the Company’s hiring of a new Chief Financial Officer, and provide for transition and post-employment consulting by the Executive; and

WHEREAS, the Company and the Executive desire to supersede and replace the Prior Agreements with this Transition Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. EMPLOYMENT AS CHIEF FINANCIAL OFFICER. The Executive shall remain employed as a full time employee and Executive Vice President and Chief Financial Officer of the Company (“CFO”) through September 30, 2014 (the “Transition Period”). During the Transition Period the Executive shall continue to receive his base salary as in effect on June 1, 2014 and the Executive and his eligible dependents, if applicable, shall remain enrolled in all Company-sponsored benefit programs in which he (or they) were enrolled as of June 1, 2014. During the Transition Period, the Executive shall work collaboratively with Paul Hoelscher, Executive Vice President Finance and CFO-elect, on the Vidara transaction and all matters relating to Mr. Hoelscher’s transition into the role of CFO effective October 1, 2014, along with such additional duties consistent with the role of CFO as may be required of the Executive. In connection with his performance during the Transition Period, the Executive shall sign the Company’s Q2 2014 10-Q filed with the Securities and Exchange Commission as the principal financial officer of the Company. The Executive’s employment as CFO shall terminate effective September 30, 2014 (the “Separation Date”). Following the Separation Date, the Executive shall no longer have any: (i) responsibilities as the Company’s chief financial officer, (ii) responsibility to sign the Company’s Q3 2014 10-Q, or (iii) other authority or responsibilities as an officer of the Company.

2. EQUITY VESTING. Provided that the Executive has performed pursuant to Section 1 herein, effective on the Separation Date all equity awards granted to the Executive by the Company on or prior to the Effective Date of this Transition Agreement (the “Equity Grants”) shall be fully vested and immediately exercisable, and the Equity Grants are hereby amended accordingly. Attached hereto as Exhibit A is an equity statement specifying the stock option and restricted stock unit grants that comprise the Equity Grants. The Executive hereby consents to the foregoing amendment of the terms of the Equity Grants. The Executive acknowledges and agrees that such amendment may have tax consequences; Executive shall obtain his own independent tax advice with respect to such amendment.

3. FULL-TIME CONSULTING PERIOD. From October 1, 2014 through March 31, 2015, the Executive shall serve as a full-time consultant to the Company, providing services consistent with his expertise and experience as a chief financial officer (the “Full-time Consulting Period”). For purposes of this Section 3, “full-time” shall mean the Executive shall be available to the Company to provide such services as may be requested by the Company for up to sixty-five (65) hours per week. During the Full-time Consulting Period the Company shall pay to the Executive compensation at the rate of fifty thousand dollars per month ($50,000). Such compensation shall not be subject to any tax or other withholding and shall be reported on Form 1099.

4. PART-TIME CONSULTING PERIOD. From April 1, 2015 through September 30, 2015, the Executive shall serve as a part-time consultant to the Company, providing services consistent with his expertise and experience as a Chief Financial Officer (the “Part-time Consulting Period”). For purposes of this Section 4, “Part-time” shall mean the Executive shall be available to the Company to provide such services as may be requested by the Company for up to fifty hours per month, which reduction in the level of services previously provided by Executive to the Company is intended to constitute a “separation from service” for purposes of Section 409A of the Internal Revenue Code. During the Part-time Consulting Period the Company shall pay to the Executive compensation at the rate of twenty thousand dollars per month ($20,000). Such compensation shall not be subject to any tax or other withholding and shall be reported on Form 1099.

5. 2014 PERFORMANCE BONUS. The Executive shall be eligible to receive an annual performance bonus based on the Executive’s service to the Company during calendar year 2014. The Company shall evaluate the award of such bonus according to the same standards and policies which it applies to other executive officers of the Company.

6. SEVERANCE BENEFIT. Effective April 1, 2015, the Company shall pay to the Executive a severance benefit in the form of: 1) regular payments equivalent to the Executive’s base monthly salary as in effect on June 1, 2014, less required deductions and withholdings, for a period of twelve (12) months (the “Severance Period”), such payments to be made on the Company’s regularly-scheduled payroll dates; and 2) provided that Executive timely elects continued health insurance coverage under COBRA for himself, or for himself and his eligible dependents (if applicable) in connection with his Separation Date and continues such coverage at his sole expense through April 1, 2015, then commencing April 1, 2015 the Company, as part of this Agreement, will pay the same portion of Executive’s COBRA health insurance premium as the percentage of health insurance premiums that it paid during the Executive’s employment and at the same level of coverage as was in effect as of the Separation Date, including any amounts that Company paid for benefits to the qualifying eligible dependents of the Executive, until the earlier of either (i) the last day of the Severance Period or, (ii) the date on which the Executive begins full-time employment with another company or business entity which offers comparable health insurance coverage to the Executive (the “COBRA Payment Period”). Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that it cannot pay the COBRA premiums described above without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then in lieu of paying COBRA premiums as described above, the Company will pay Executive, on the last day of any remaining month of the COBRA Payment Period, a fully taxable cash payment equal to the COBRA premium for that month, subject to applicable tax withholding (such amount, the “Special Severance Payment”), such Special Severance Payment to be made without regard to Executive’s payment of COBRA premiums.

7. NON-COMPETITION/NON-SOLICITATION AGREEMENT. During the time the Executive performs services or receives any compensation or benefits pursuant to this Transition Agreement the Executive i) will not participate as an owner (which shall not include ownership of less than 2% of the stock of a publicly-traded company), employee, officer, director, promoter, or consultant in a business competitive with the Company; ii) the Executive will not request, induce or advise any vendors, existing or potential corporate partners or investors, and/or customers of the Company to withdraw, curtail, limit, reduce, or cancel their business or business relationship(s) with the Company; and iii) will not hire any employees, consultants, contractors or representatives of the Company(or those of any of its affiliates), nor induce or attempt to induce, or assist any other person or entity to (including without limitation by providing such person or entity any information regarding the Company’s business or employees) induce or attempt to induce such employees, consultants, contractors or representatives to stop working for, contracting with or representing the Company or any of its affiliates, or to work for, contract with or represent any of the Company’s (or its affiliates’) competitors.

8. RELEASE. In exchange for the consideration provided to the Executive by this Agreement that the Executive is not otherwise entitled to receive, the Executive hereby generally and completely releases the Company and its past and present directors, officers, employees, shareholders, members, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to the Executive signing this Agreement. This general release includes, but is not limited to: (1) all claims arising out of or in any way related to the Executive’s employment with the Company or the separation of that employment; (2) all claims related to the Executive’s compensation or benefits from the Company, including, but not limited to, salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock options, or any other interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including, but not limited to, claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including, but not limited to, claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”), the California Labor Code, and the California Fair Employment and Housing Act (collectively, the “Released Claims”). Notwithstanding the foregoing, the following are not included in the Released Claims: (a) any rights or claims for indemnification the Executive may have pursuant to any written indemnification agreement with the Company to which the Executive is a party, the charter, bylaws, or operating agreements of the Company, or under applicable law; (b) any rights that are not waivable as a matter of law; or (c) any claims arising from the breach of this Agreement (the “Excluded Claims”). The Executive hereby represents and warrants that, other than the Excluded Claims, the Executive is not aware of any claims the Executive has or might have against any of the Released Parties that are not included in the Released Claims.

9. SECTION 1542 WAIVER. In granting the release herein, the Executive hereby acknowledges that the Executive has read and understands Section 1542 of the California Civil Code: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” The Executive hereby expressly waives and relinquishes all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to the Executive’s release of claims hereby.

10. ADEA WAIVER. The Executive hereby knowingly and voluntarily waives and releases any rights the Executive may have under the ADEA (defined above). The Executive also acknowledges that the consideration given for the Executive’s releases in this Agreement is in addition to anything of value to which the Executive was already entitled. The Executive is advised by this writing that: (a) the Executive’s waiver and release does not apply to any claims that may arise after the Executive signs this Agreement; (b) the Executive should consult with an attorney prior to executing this release; (c) the Executive has twenty-one (21) days within which to consider this release (although the Executive may choose to voluntarily execute this release earlier); (d) the Executive has seven (7) days following the execution of this release to revoke this Agreement; and (e) this Agreement will not be effective until the eighth day after the Executive signs this Agreement, provided that the Executive has not earlier revoked this Agreement (the “Effective Date”). The Executive will not be entitled to receive any of the benefits specified by this Agreement unless and until it becomes effective.

11. MISCELLANEOUS. This Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between the Executive and the Company with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Agreement may not be modified or amended except in a writing signed by both the Executive and the Chief Executive Officer of the Company. This Agreement will bind the heirs, personal representatives, successors and assigns of both the Executive and the Company, and inure to the benefit of both the Executive and the Company, their heirs, successors and assigns. The failure to enforce any breach of this Agreement shall not be deemed to be a waiver of any other or subsequent breach. For purposes of construing this Agreement, any ambiguities shall not be construed against either party as the drafter. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement and the provision in question will be modified so as to be rendered enforceable in a manner consistent with the intent of the parties insofar as possible. This Agreement will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of Illinois as applied to contracts made and to be performed entirely within Illinois. This Agreement may be executed in counterparts or with facsimile signatures, which shall be deemed equivalent to originals.

12. SUCCESSORS AND ASSIGNS. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors, and administrators of each party, and inure to the benefit of each party, its agents, directors, officers, employees, servants, heirs, successors and assigns.

13. APPLICABLE LAW. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of Illinois as applied to contracts made and to be performed entirely within Illinois.

14. SEVERABILITY. If a court or arbitrator of competent jurisdiction determines that any term or provision of this Agreement is invalid or unenforceable, in whole or in part, the remaining terms and provisions hereof shall be unimpaired. Such court or arbitrator will have the authority to modify or replace the invalid or unenforceable term or provision with a valid and enforceable term or provision that most accurately represents the parties’ intention with respect to the invalid or unenforceable term or provision.

15. INDEMNIFICATION. The Executive will indemnify and save harmless the Company from any loss incurred directly or indirectly by reason of the falsity or inaccuracy of any representation made herein.

16. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

17. SECTION HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18. PHOTOCOPIES. A photocopy of this executed Agreement shall be as valid, binding, and effective as the original Agreement.

IN WITNESS WHEREOF, the parties have executed this Executive Employment and Transition Agreement as of the date written below.

COMPANY:

HORIZON PHARMA, INC. HORIZON PHARMA USA, INC.

By:	/s/ Timothy P. Walbert
Timothy P. Walbert President and Chief Executive Officer

June 17, 2014
Date

EXECUTIVE:

/s/ Robert J. De Vaere
Robert J. De Vaere

June 17, 2014
Date

Exhibit A

Option	Quantity	Date	Option
Type	Granted	Granted	Price
ISO	46,335	10/6/2008	$10.43
ISO	47,654	2/3/2010	$5.20
ISO	42,295	6/16/2010	$12.94
ISO	53,621	12/8/2011	$4.96
RSU	16,416	12/8/2011	$0.00
ISO	51,000	1/2/2013	$2.40
RSU	33,750	1/2/2013	$0.00
ISO	70,000	1/2/2014	$7.71
RSU	62,000	1/2/2014	$0.00